UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2020

FFBW, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	001-38239	82-3027075
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1360 South Moorland Road, Brookfield, Wisconsin	53005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (262) 542-4448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFBW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 6, 2020, FFBW, Inc., a federal corporation, (“Old FFBW”) held a Special Meeting of Stockholders (the “Special Meeting”) at which meeting the stockholders of Old FFBW approved the mutual to stock conversion of FFBW, MHC (the “MHC”) as well voting on other matters as set forth below. The final vote results on each matter submitted to a vote of stockholders are as follows:

1.	Proposal to approve a Plan of Conversion and Reorganization, whereby FFBW, MHC will convert and reorganize from the mutual holding company structure to the stock holding company structure (the “Conversion”):

Including Votes Cast by FFBW, MHC:

For	Against	Abstain	Broker Non-Votes

5,179,344	6,697	0	1,293,389

Excluding Votes Cast by FFBW, MHC:

For	Against	Abstain	Broker Non-Votes

1,542,469	6,697	0	1,293,389

2.	Proposal to approve a contribution of $250,000 in cash to FFBW Community Foundation, in connection with the Conversion

Including Votes Cast by FFBW, MHC:

For	Against	Abstain	Broker Non-Votes

4,905,814	277,991	2,200	1,293,389

Excluding Votes Cast by FFBW, MHC:

For	Against	Abstain	Broker Non-Votes

1,268,939	277,991	2,200	1,293,389

3.	Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient proxies at the time of the Special Meeting to approve the Plan of Conversion and Reorganization:

For	Against	Abstain	Broker Non-Votes

5,124,396	55,470	6,075	1,293,389

4.	Informational proposal to approve a provision in the Articles of Incorporation of FFBW, Inc., a Maryland corporation (“New FFBW”) requiring a super-majority vote of stockholders to approve certain amendments to the Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes

4,769,990	403,549	12,300	1,293,389

5.	Informational proposal to approve a provision in the Articles of Incorporation of New FFBW requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to the Bylaws of New FFBW:

For	Against	Abstain	Broker Non-Votes

4,743,602	429,937	12,300	1,293,389

6.	Informational proposal to approve a provision in the Articles of Incorporation of New FFBW to limit the voting rights of shares beneficially owned in excess of 10% of the outstanding voting stock of New FFBW:

For	Against	Abstain	Broker Non-Votes

4,745,893	439,713	428	1,293,389

Item 8.01.	Other Events.

On January 6, 2020, the members of FFBW, MHC, the mutual holding company parent of Old FFBW, approved the Plan of Conversion and Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: January 6, 2020	By:	/s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer